UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 18, 2020

LIBERTY BROADBAND CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36713	47-1211994
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series A common stock	LBRDA	The Nasdaq Stock Market LLC
Series C common stock	LBRDK	The Nasdaq Stock Market LLC
Series A Cumulative Redeemable preferred stock	LBRDP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introduction

On December 18, 2020, pursuant to the Agreement and Plan of Merger, dated as of August 6, 2020 (the “Merger Agreement”), entered into by GCI Liberty, Inc. (“GCI Liberty”), Liberty Broadband Corporation (“Liberty Broadband”), Grizzly Merger Sub 1, LLC, a wholly owned subsidiary of Liberty Broadband (“Merger LLC”), and Grizzly Merger Sub 2, Inc., a wholly owned subsidiary of Merger LLC (“Merger Sub”), Merger Sub merged with and into GCI Liberty (the “First Merger”), with GCI Liberty surviving the First Merger as an indirect wholly owned subsidiary of Liberty Broadband (the “Surviving Corporation”), and immediately following the First Merger, GCI Liberty (as the Surviving Corporation in the First Merger) merged with and into Merger LLC (the “Upstream Merger”, and together with the First Merger, the “Combination”), with Merger LLC surviving the Upstream Merger as a wholly owned subsidiary of Liberty Broadband (the “Surviving Company”).

The descriptions of the Combination and Merger Agreement in this Current Report on Form 8-K do not purport to be complete and are subject to, and qualified in their entirety by reference to the Merger Agreement, which is included as Exhibit 2.1 hereto and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information provided in the Introduction section of this Current Report on Form 8-K is incorporated herein by reference.

At the effective time of the First Merger (the “Effective Time”), pursuant to the Merger Agreement:

(i) each share of GCI Liberty Series A common stock (the “GCI Liberty Series A Common Stock”), issued and outstanding immediately prior to the Effective Time (other than excluded treasury shares (as defined below)) was automatically converted into the right to receive 0.580 of a share of Liberty Broadband Series C common stock (the “Liberty Broadband Series C Common Stock”),

(ii) each share of GCI Liberty Series B common stock (the “GCI Liberty Series B Common Stock” and, together with the GCI Liberty Series A Common Stock, the “GCI Liberty Common Stock”), issued and outstanding immediately prior to the Effective Time (other than excluded shares (as defined below)) was automatically converted into the right to receive 0.580 of a share of Liberty Broadband Series B common stock (the “Liberty Broadband Series B Common Stock”), and

(iii) each share of GCI Liberty Series A Cumulative Redeemable Preferred Stock (the “GCI Liberty Preferred Stock”), issued and outstanding immediately prior to the Effective Time (other than excluded treasury shares) was automatically converted into the right to receive one share of newly issued Liberty Broadband Series A Cumulative Redeemable Preferred Stock (the “Liberty Broadband Preferred Stock”).

Such consideration is collectively referred to as the “Merger Consideration.”

No fractional shares of Liberty Broadband Series C Common Stock or Liberty Broadband Series B Common Stock were issued in the Combination. Cash will be paid in lieu of fractional shares as described in the Joint Proxy Statement/Prospectus (as defined below). The Merger Consideration is not deliverable with respect to (x) shares of GCI Liberty capital stock held by (i) GCI Liberty as treasury stock, (ii) any of GCI Liberty's wholly owned subsidiaries or (iii) Liberty Broadband or its wholly owned subsidiaries (the “excluded treasury shares”) or (y) shares of GCI Liberty Series B Common Stock held by any stockholders who have perfected and have not waived, effectively withdrawn or lost their appraisal rights pursuant to Section 262 of the General Corporation Law of the State of Delaware (collectively with the excluded treasury shares, the “excluded shares”).

The Liberty Broadband Preferred Stock has substantially identical terms to the GCI Liberty Preferred Stock, including a mandatory redemption date of March 8, 2039.

Each share of GCI Liberty Common Stock or GCI Liberty Preferred Stock (i) held by GCI Liberty as treasury stock or by any of its wholly owned subsidiaries immediately prior to the Effective Time or (ii) owned by Liberty Broadband or any of its wholly owned subsidiaries immediately prior to the Effective Time was cancelled, and no securities of Liberty Broadband or other consideration were delivered in exchange therefor.

Holders of GCI Liberty Series A Common Stock and GCI Liberty Preferred Stock are not entitled to dissenters’ or appraisal rights in connection with the Combination. Holders of GCI Liberty Series B Common Stock are entitled to appraisal rights in connection with the Combination, and no holders of GCI Liberty Series B Common Stock have made demands for appraisal.

Approximately 61.3 million, 98 thousand and 7.2 million shares of Liberty Broadband Series C Common Stock, Liberty Broadband Series B Common Stock and Liberty Broadband Preferred Stock, respectively, were issued as Merger Consideration in the Combination.

The sections of the joint proxy statement/prospectus forming a part of Amendment No. 2 to Liberty Broadband’s Registration Statement on Form S-4, filed with the Securities and Exchange Commission (the “SEC”) on October 30, 2020 (File No. 333-248854) (the “Joint Proxy Statement/Prospectus”), entitled “Special Factors—Liberty Broadband, Merger Sub and Merger LLC's Purpose and Reasons for the Combination; Recommendations of the Liberty Broadband Special Committee and Liberty Broadband Board of Directors,” “Special Factors—Position of Liberty Broadband, Merger LLC and Merger Sub as to the Fairness of the Combination” and “Special Factors—Interests of Liberty Broadband Directors and Executive Officers in the Combination,” are incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

On December 18, 2020, in connection with the Combination, Liberty Broadband filed a Certificate of Designations for the Liberty Broadband Preferred Stock (the “Certificate of Designations”) with the Secretary of State of the State of Delaware that became effective upon filing. The Certificate of Designations designates the Liberty Broadband Preferred Stock and establishes the preferences, limitations, voting powers and relative rights that are described in the section of the Joint Proxy Statement/Prospectus entitled “Description of Liberty Broadband Capital Stock,” which is incorporated herein by reference.

The summary of the Certificate of Designations incorporated herein by reference does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Certificate of Designations, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Immediately prior to the Effective Time, each then-outstanding equity award of GCI Liberty (other than restricted stock unit awards held by non-employee directors of GCI Liberty) were converted into equity awards of Liberty Broadband. The adjusted Liberty Broadband equity awards have the same terms and conditions (including applicable vesting requirements) as applied to each GCI Liberty equity award immediately prior to the Effective Time. The sections of the Joint Proxy Statement/Prospectus entitled “Questions & Answers—What will happen to GCI Liberty's outstanding equity awards?” and “Special Factors—The Merger Agreement—Treatment of Equity Awards,” which describe the adjustment of the GCI Liberty equity awards are incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, following the completion of the Combination (i) the size of the board of directors (the “Board”) of Liberty Broadband was increased from six to eight directorships; (ii) the newly created directorships resulting from such increase are a Class II directorship and a Class III directorship, with a term expiring at the annual meeting of stockholders in 2022 and 2023, respectively, and (iii) Sue Ann R. Hamilton and Gregg L. Engles were appointed to the Board to fill the newly created Class II and Class III directorships, respectively.

The Board has determined that Ms. Hamilton and Mr. Engles each qualify as an independent director for purposes of the rules of The Nasdaq Stock Market LLC and applicable rules and regulations adopted by the SEC.

Each of Ms. Hamilton and Mr. Engles will receive the same compensation as Liberty Broadband’s other nonemployee directors, which compensation is summarized in Liberty Broadband’s proxy statement for the annual meeting of stockholders held on May 19, 2020, which was filed with the SEC on April 10, 2020.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information provided in Item 3.03 of this Current Report on Form 8-K with respect to the Certificate of Designations is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On December 18, 2020, GCI Liberty and Liberty Broadband issued a joint press release announcing the completion of the Combination. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

 On December 21, 2020, Liberty Broadband issued a press release announcing that the Board declared a quarterly cash dividend which will be payable on January 15, 2021 to stockholders of record of Liberty Broadband Preferred Stock at the close of business on December 31, 2020.

The disclosure in Item 7.01 of this Current Report on Form 8-K and the press releases attached hereto as Exhibit 99.1 are being furnished to the SEC in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Item 8.01.	Other Events.

Termination of Exchange Agreement

On December 18, 2020, prior to the Effective Time, John C. Malone converted each outstanding share of GCI Liberty Series B Common Stock beneficially owned by him into one share of GCI Liberty Series A Common Stock. At the Effective Time, each such share of GCI Liberty Series A Common Stock beneficially owned prior to the Combination was converted into the right to receive 0.580 of a share of Liberty Broadband Series C Common Stock. Because neither Mr. Malone nor the revocable trust of which Mr. Malone is the sole trustee and beneficiary (the “JCM Trust”) received any shares of Liberty Broadband Series B Common Stock in the Combination, the Exchange Agreement entered into among Liberty Broadband, Mr. Malone and the JCM Trust terminated by its terms at the Effective Time.

Other Agreements

As previously announced, effective as of the closing of the Combination:

•	pursuant to the Assumption and Joinder Agreement to Tax Sharing Agreement, dated as of August 6, 2020, by and among Liberty Broadband, GCI Liberty and Qurate Retail, Inc. (“Qurate Retail”) (the “Tax Sharing Agreement Joinder Agreement”), Liberty Broadband assumed GCI Liberty’s rights and obligations under the Tax Sharing Agreement, dated as of March 9, 2018, by and between Qurate Retail and GCI Liberty (the “Tax Sharing Agreement”);

•	pursuant to the Assumption and Joinder Agreement to Indemnification Agreement, dated as of August 6, 2020, by and among Liberty Broadband, GCI Liberty, Qurate Retail, Liberty Interactive LLC and LV Bridge, LLC (the “Indemnification Agreement Joinder Agreement”), Liberty Broadband assumed GCI Liberty’s rights and obligations under the Indemnification Agreement, dated as of March 9, 2018, by and among GCI Liberty, Qurate Retail, Liberty Interactive LLC and LV Bridge, LLC (the “Indemnification Agreement”);

•	pursuant to the Assignment and Assumption Agreement, dated as of August 6, 2020, by and among Liberty Broadband, GCI Liberty, Merger LLC, Qurate Retail and Liberty Interactive LLC (the “Reorganization Agreement Assignment and Assumption Agreement”), the Surviving Company assumed GCI Liberty’s rights and obligations under Section 5.8 of the Agreement and Plan of Reorganization, dated as of April 4, 2017, as amended pursuant to Amendment No. 1 to Reorganization Agreement, dated as of July 19, 2017 (the “Amendment No. 1 to Reorganization Agreement”), and Amendment No. 2 to Reorganization Agreement, dated as of November 8, 2017 (the “Amendment No. 2 to Reorganization Agreement”), and as may be further amended or supplemented, the “Reorganization Agreement”, by and among Qurate Retail, Liberty Interactive LLC and GCI Liberty; and

•	pursuant to the Termination Agreement, dated as of August 6, 2020, by and among Liberty Broadband, GCI Liberty and LV Bridge, LLC (the “Termination Agreement”), each of (i) the Proxy and Right of First Refusal Agreement, dated as of May 23, 2015, as amended by Amendment No. 1 to Proxy and Right of First Refusal Agreement, dated May 13, 2016, by and among Liberty Broadband, Qurate Retail and LV Bridge, LLC, as assigned to GCI Liberty pursuant to that Assignment and Assumption Agreement, dated as of March 9, 2018, by and among Liberty Broadband, Qurate Retail, LV Bridge and GCI Liberty (the “Proxy/ROFR Agreement”), and (ii) the Amended and Restated Investment Agreement, dated May 28, 2015, by and among Liberty Broadband, Qurate Retail, JANA Nirvana Master Fund, L.P., a Cayman Islands exempted company, JANA Master Fund, Ltd, and Coatue Offshore Master Fund, Ltd., as amended by the Amended and Restated Assignment and Assumption Agreement, dated May 28, 2015, by and among Liberty Broadband, Qurate Retail, Soroban Master Fund LP, and Soroban Opportunities Master Fund LP, as assigned to GCI Liberty pursuant to the Assignment and Assumption Agreement, dated as of March 9, 2018, by and among Liberty Broadband, Liberty Interactive LLC and GCI Liberty terminated.

The foregoing descriptions of the Tax Sharing Agreement Joinder Agreement, the Tax Sharing Agreement, the Indemnification Agreement Joinder Agreement, the Indemnification Agreement, the Reorganization Agreement Assignment and Assumption Agreement, the Reorganization Agreement, Amendment No. 1 to Reorganization Agreement, Amendment No. 2 to Reorganization Agreement and the Termination Agreement do not purport to be complete and are subject to, and qualified in their entirety by reference to the applicable agreements, copies of which are attached as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8 and 10.9 hereto and incorporated herein by reference.

Incremental Facility

As previously disclosed by Liberty Broadband in a Current Report on Form 8-K filed by Liberty Broadband on August 18, 2020 (the “August 8-K”), on August 12, 2020, a bankruptcy remote wholly owned subsidiary of Liberty Broadband entered into an amendment to its existing margin loan agreement to provide for, among other things, an incremental agreement for the commitment of up to $1.3 billion of additional loans under the margin loan facility. The borrowings under this incremental agreement were subject to conditions precedent, which included the completion of the Combination, and were borrowed on December 18, 2020. For a description of the incremental facility see the August 8-K.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro forma financial information.  The information required to be filed pursuant to Items 2.01 and 9.01 pursuant to the Article II of Regulation S-X is filed herewith as Exhibit 99.3.

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of August 6, 2020, by and among GCI Liberty, Inc., Liberty Broadband Corporation, Grizzly Merger Sub 1, LLC and Grizzly Merger Sub 2, Inc. (incorporated by reference to Annex A to the Prospectus filed by Liberty Broadband Corporation on October 30, 2020 with the SEC pursuant to Rule 424(b)(3) of the Securities Act (File No. 333-248854) (the “Prospectus”)).*

3.1	Certificate of Designations of Series A Cumulative Redeemable Preferred Stock of Liberty Broadband Corporation.

10.1	Assumption and Joinder Agreement to Tax Sharing Agreement, made and entered into as of August 6, 2020, by and among Liberty Broadband Corporation, GCI Liberty, Inc. and Qurate Retail, Inc. (incorporated by reference to Annex H to the Prospectus).

10.2	Tax Sharing Agreement, dated as of March 9, 2018, by and between GCI Liberty, Inc. and Qurate Retail, Inc. (incorporated by reference to Exhibit 10.1 to GCI Liberty, Inc.’s Current Report on Form 8-K filed with the SEC on March 14, 2018 (File No. 001-38385) (the “March 2018 8-K”)).

10.3	Assumption and Joinder Agreement to Indemnification Agreement, made and entered into as of August 6, 2020, by and among Liberty Broadband Corporation, GCI Liberty, Inc., Qurate Retail, Inc., Liberty Interactive LLC and LV Bridge, LLC (incorporated by reference to Annex I to the Prospectus).

10.4	Indemnification Agreement, dated as of March 9, 2018, by and among GCI Liberty, Inc., Liberty Interactive Corporation, Liberty Interactive LLC and LV Bridge, LLC (incorporated by reference to Exhibit 10.2 to the March 2018 8-K).

10.5	Assignment and Assumption Agreement, dated as of August 6, 2020, by and among Liberty Broadband Corporation, GCI Liberty, Inc., Grizzly Merger Sub 1, LLC, Qurate Retail, Inc. and Liberty Interactive LLC (incorporated by reference to Annex J to the Prospectus).

10.6	Agreement and Plan of Reorganization, dated as of April 4, 2017, by and among Liberty Interactive Corporation, Liberty Interactive LLC and General Communication, Inc. (incorporated by reference to Exhibit 2.1 to GCI Liberty, Inc.’s Current Report on Form 8-K/A filed with the SEC on May 1, 2017 (File No. 000-15279)).

10.7	Amendment No. 1 to Reorganization Agreement, dated as of July 19, 2017, by and among Liberty Interactive Corporation, Liberty Interactive LLC, and General Communication, Inc. (incorporated by reference to Exhibit 10.4 to GCI Liberty, Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2017 filed with the SEC on November 2, 2017 (File No. 000-15279)).

10.8	Amendment No. 2 to Reorganization Agreement, dated as of November 8, 2017, by and among Liberty Interactive Corporation, Liberty Interactive LLC and General Communication, Inc. (incorporated by reference to Exhibit 10.1 to GCI Liberty’s Current Report on Form 8-K filed with the SEC on November 9, 2017 (File No. 000-15279)).

10.9	Termination Agreement, dated as of August 6, 2020, by and among Liberty Broadband Corporation, GCI Liberty, Inc. and LV Bridge, LLC (incorporated by reference to Annex G to the Prospectus).

99.1	Joint Press Release of Liberty Broadband Corporation and GCI Liberty, Inc., dated December 18, 2020.

99.2	Press Release of Liberty Broadband Corporation, dated December 21, 2020.

99.3	Condensed Pro Forma Consolidated Financial Statements.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

*       Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Liberty Broadband hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2020	LIBERTY BROADBAND CORPORATION

	By:	/s/ Renee L. Wilm
Name: Renee L. Wilm
Title: Chief Legal Officer